UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2015

_________________

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9530 Main Street Clarence, New York (Address of Principal Executive Office)		14031 (Zip Code)
Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03: Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2015, the Board of Directors of 22nd Century Group, Inc. (the “Company”) adopted an amendment to the Company’s Amended and Restated Bylaws in order to include a provision requiring all derivative actions, stockholder class actions and other intra-corporate disputes brought against the Company to be litigated in a specified forum within the State of New York.

The description of the Amendment to the Amended and Restated Bylaws set forth above is qualified by reference to the Amendment No. 1 to the Amended and Restated Bylaws filed herewith as Exhibit 3.2, which exhibit is incorporated herein by reference.

Item 5.07(a) and (b): Submission of Matters to a Vote of Security Holders.

On April 25, 2015, the Company held an annual meeting of its stockholders to vote on the following proposals:

Proposal One: To elect two Class I directors, Henry Sicignano, III and Richard M. Sanders, to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified. In accordance with the voting results listed below, each of the nominees were elected to serve as directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Henry Sicignano, III	20,608,018	5,770,998	20,596,626
Richard M. Sanders	19,583,378	6,795,638	20,596,626

Proposal Two: To approve an advisory resolution on executive compensation for fiscal year 2014. In accordance with the voting results listed below, the Company’s executive compensation for fiscal year 2014 has been approved.

For	Against	Abstain	Broker Non-Votes
19,904,245	6,075,516	399,255	20,596,626

Proposal Three: The audit committee of the Board of Directors selected the accounting firm of Freed Maxick CPAs, P.C. to serve as the Company’s independent registered certified public accounting firm for the year 2015. The audit committee directed that the appointment of the independent accountants be submitted for ratification by the stockholders at the annual meeting. Therefore, in accordance with the voting results listed below, Freed Maxick CPAs, P.C. will serve as the independent registered certified public accountants for the year 2015.

For	Against	Abstain
46,335,009	110,301	530,332

Item 8.01: Other Events.

On April 28, 2015, the Company issued a press release regarding its annual meeting. The press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(d): Financial Statements and Exhibits.

Exhibit 3.2 Amendment No. 1 to Amended and Restated Bylaws.

Exhibit 99.1 Press Release dated April 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ Henry Sicignano, III
Date: April 28, 2015	Henry Sicignano, III
President and Chief Executive Officer